Exhibit 10.16

SUPER LEAGUE GAMING, INC. SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement”),is entered into as of     by and between Super League Gaming, Inc., a Delaware corporation (the “Borrower”), Charles Tien, an individual (the “Collateral Agent”), and each of the secured parties whose name appears on the signature pages to this Agreement (individually, a “Secured Party” and, collectively, the “Secured Parties”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in those certain Note Purchase Agreements and the Notes (as defined below) by and between Borrower and each Secured Party (the “Note Purchase Agreements”).

RECITALS

WHEREAS, the Secured Parties have loaned monies to Borrower as more particularly described in the Note Purchase Agreements and as evidenced by the 9% Secured Convertible Promissory Notes issued by Borrower to the Secured Parties (the “Notes”);

WHEREAS, Borrower, Collateral Agent and the Secured Parties have entered into that certain Intercreditor and Collateral Agent Agreement of even date herewith (the “Intercreditor Agreement”) whereby the security interests and liens of the Secured Parties are to be of equal priority position, notwithstanding the different dates of their Notes and perfection their respective security interests;

WHEREAS, the term “Secured Party” as used in this Agreement shall mean, collectively, all holders of Notes, including those persons who become holders of Notes subsequent to the date hereof; and

WHEREAS, this Agreement is being executed and delivered by Borrower to secure the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Notes, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2. Grant of Security Interest.

(a) Collateral. Borrower hereby grants, pledges, and collaterally assigns to the Collateral Agent for the benefit of itself and each other Secured Party, and there is hereby created in favor of the Secured Parties, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”).
(b) Effective Date. This grant of security shall be effective as of the date hereof.

(c) Senior Interest. Except as set forth herein, the Notes and the Secured Obligations shall be senior to all other obligations of Borrower other than trade debt and other debt incurred in the ordinary course of business.

3. Filings to Perfect Security Interest. The Collateral Agent may (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) as Collateral Agent may deem necessary in its sole discretion to perfect and to maintain perfected security interests in the Collateral, where (a) immediately upon the execution of this Agreement, a UCC-1 Financing Statement shall be filed with the California Secretary of State with respect to the Collateral; Such documents may designate the Collateral Agent as the secured party and Borrower as the debtor, identify the security interest in the Collateral, and contain any other items required by law or deemed necessary by Collateral Agent. Such financing statements shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as “all assets” or “all personal property.” Upon Collateral Agent’s request, Borrower shall execute any such documents (whether or not required by law).

4. Transfers and Other Liens. Except as set forth herein or in the Notes or in the Intercreditor Agreement, Borrower shall not, without the prior written consent of the Collateral Agent, in its sole and absolute discretion:

(a) Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

(b) Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

(c) Permit any of the Collateral to be levied upon under any legal process.

5. Representations and Warranties. Borrower hereby represents and warrants to Collateral Agent and the Secured Parties as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a UCC-1 financing statement with the California Secretary of State, the Collateral Agent will have for the benefit of the Secured Parties (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement, the Notes and the Intercreditor Agreement; (e) this Agreement, the Notes and the Intercreditor Agreement, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of this Agreement, the Intercreditor Agreement and the Notes and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement, the Notes and the Intercreditor Agreement do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement, the Notes and the Intercreditor Agreement not misleading.

6. Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

(a) Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for twenty (20) business days after receipt of written notice from Lender specifying such failure;

(b) Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement, the Notes or the Intercreditor Agreement or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

(c) Occurrence of any other Event of Default as defined in the Note.

7. Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), the Collateral Agent for the benefit of itself and each Secured Party shall have the rights of a secured creditor under the California Uniform Commercial Code, all rights granted by the Notes, this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by Borrower. The rights and remedies provided in this Agreement, the Notes and the Intercreditor Agreement are cumulative and may be exercised independently or concurrently and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Collateral Agent for the benefit of itself and the Secured Parties in exercising any right or remedy under this Agreement, the Notes or the Intercreditor Agreement shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Collateral Agent and the Secured Parties under this Agreement, the Notes and the Intercreditor Agreement or by law or in equity may be exercised by the Collateral Agent at any time and from time to time, and as often as the Collateral Agent may deem it expedient.

8. Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

(a) Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and preserve and protect Secured Party’s security interest in the Collateral.

(b) Promptly execute and deliver to Collateral Agent all instruments and documents, and take all further action necessary or desirable, as Collateral Agent may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable Collateral Agent to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

(c) Permit Collateral Agent’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

9. Attorney-in-Fact. In case Borrower fails to do any act or execute any documents, for the perfection or continuation of any security interest granted to Secured Parties hereunder, Borrower hereby irrevocably appoints Collateral Agent as its true and lawful attorney-in-fact, with full power of substitution, to do such acts and execute any such documents on its behalf; provided, however, that Collateral Agent shall not exercise such power of attorney unless it shall have previously requested Borrower to take such action and Borrower shall have failed to do so within five (5) business days.

10. Notices.All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Collateral Agent:
  Charles Tien, CFO
Super League Gaming, Inc. 2906 Colorado Ave.
Santa Monica, CA 90404

If to Borrower:
To Holder’s address listed in Exhibit A to the Note Purchase Agreement

If to the Company:
  Super League Gaming, Inc.
2906 Colorado Ave. Santa Monica, CA 90404
Attention: CEO & President

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

11. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

12. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

13. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

14. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

16. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties.

17. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Notes, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Notes into equity securities of Borrower.

18. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

20. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON- EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

21. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21

22.  Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

23. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

[Signature page follows]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

SECURED PARTY

By: _____________________________

Name: __________________________

Title: ___________________________

COLLATERAL AGENT

By: Charles Tien., an individual

BORROWER

SUPER LEAGUE GAMING, INC.

By:  Ann Hand

Chief Executive Officer & President

EXHIBIT A COLLATERAL

All cash and cash equivalents, bank and Deposit accounts (including any control account, disbursement account and any other bank accounts), commercial tort claims, insurance claims, rights and policies, letter of credit rights, investment property, Accounts, Goods, Fixtures, Securities, Documents of Title, Inventory, General Intangibles, Equipment and Records now owned or acquired at any time hereafter by Debtor, wherever located or situated, and the products and proceeds (including condemnation proceeds) of the foregoing.

The capitalized terms used hereinabove shall have the meanings set forth below. All other terms used herein are used as defined in the UCC.

"Accounts" means any and all rights to payment for goods, including Inventory, sold or leased or to be sold or leased or for services rendered or to be rendered, whether or not evidenced by an instrument or chattel paper, and no matter how evidenced, including such rights in the form of accounts (as that term is defined in the UCC), accounts receivable, exchange Receivables, contract rights, Instruments, Documents, Chattel Paper, purchase orders, notes drafts, acceptances and all other forms of obligations and receivables, including all right, title and interest of the Debtor in the Inventory which gave rise to any of the foregoing, including the right of stoppage in transit and all returned, rejected, rerouted or repossessed Inventory.

"Chattel paper" means "chattel paper" as that term is defined in the UCC.

"Deposit Account" means a demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit.

"Documents" means "documents" as that term is defined in the UCC, "Documents of Title" means "documents of title" as defined in the UCC.

"Equipment" means "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation of furtherance of the Debtor's business, and any and all accessions, additions thereto, and substitutions therefore.

"Fixtures" means "fixtures" as that term is defined in the UCC.

"General Intangibles" means "general intangibles" as defined in the UCC and also all books and records; customer lists; goodwill; causes of action; judgments; literary rights; rights to performance; licenses, permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights, trademarks, patents, patent applications, proprietary processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, literature, technical data, proposals, cost estimates, source codes, object codes, computer programs, computer program flow diagrams, and tangible property embodying or incorporating any of the foregoing, and all other reproductions on paper, or otherwise, of any and all the design, development, manufacture, sale, marketing, lease or use of any or all goods produced or sold or leased or credit extended, or service performed by the Debtor, whether intended for an individual customer or the general business of Debtor.

"Goods" means "goods" as that term is defined in the UCC. "Instruments" means "instruments" as that term is defined in the UCC.

"Inventory" means any and all raw materials, supplies, work in process, finished goods, goods returned by customers, and inventory (as that term is defined in the UCC), including goods in transit, wherever located, which are-held for sale (but excluding goods subject to leases and goods not manufactured by the Debtor or an affiliate and which were purchased for resale directly or indirectly by the Debtor from a non-affiliate pursuant to a then existing agreement or arrangement with a non-affiliate customer), including the right of stoppage in transit, or goods which are or might be used in connection with the manufacturing or packing of such goods, and all such goods, the sale or disposition of which has given rise to an Account, which are returned to and/or repossessed and/or stopped in transit by the Debtor or by the Secured Party, or at any time hereafter in the possession or under the control of the Debtor or the Secured Party or any agent or bailee of the Debtor or the Secured Party, and any documents of title representing any of the above.

"Records" means all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records and other property and general intangibles at any time evidencing or relating to any of the types (or items) of property covered by this financing statement, whether now in existence or hereafter created.
"Securities" means "securities" as that term is defined in the UCC.

"UCC" means the Uniform Commercial Code as in effect in the State of California.